Exhibit 10.45

SETTLEMENT AND AMENDMENT AGREEMENT

SETTLEMENT AND AMENDMENT AGREEMENT (this “Agreement”), dated as of August 3, 2004, among:

(1)	Cambridge Display Technology, Inc., a Delaware corporation formerly known as CDT Acquisition Corp. (“CDT”);

(2)	Cambridge Display Technology Limited, a private limited company incorporated in England with registered number 2672530 and registered office at Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 OTX, England (“CDT UK”);

(3)	Opsys Limited, a private limited company incorporated in England with registered number 03426174 and registered office at Oxford Centre for Innovation, Mill Street, Oxford, Oxfordshire OX2 0JX, England (“Opsys”);

(4)	CDT Oxford Limited, a private limited company incorporated in England, formerly named Opsys UK Limited, registered number 04421247 with registered office at Greenwich House, Madingley Rise, Madingley Road, Cambridge, CB3 0TX, England (“Opsys UK”);

(5)	Alexis Zervoglos of 40 Sloane Court West, London, SW3 4TB, England;

(6)	Michael Holmes of 3 Capel Close, Oxford, OX2 7LA, England;

(7)	Opsys US Corporation, a company organized under the laws of Delaware (“USCO 1 Corporation”); and

(8)	Opsys 2 Corporation, a Delaware corporation (“USCO 2 Corporation”)

(each individually, a “Party,” and together the “Parties”). The Parties listed in (1), (2) and (4) above are herein referred to as the “CDT Parties” and the Parties listed in (3), (5), (6), (7) and (8) are referred to as the “Opsys Parties”. Capitalized terms used herein are defined as referenced in Section 7.1.

R E C I T A L S

A. The Parties are party to a Transaction Agreement, dated October 23, 2002 (the “Transaction Agreement”), pursuant to which CDT subscribed for and purchased the Opsys UK Subscripton Shares (as such term and other capitalized terms used herein without separate definition are defined in the Transaction Agreement) and Opsys and CDT granted the Opsys UK Options and CDT granted the Opsys Shareholders the Opsys Option;

B. Certain disputes have arisen among the parties to the Transaction Agreement as to the proper interpretation of the anti-dilution provisions of Clause 10 of the Transaction Agreement in respect of certain subscriptions by affiliates of CDT for convertible preferred shares of CDT and certain alleged misrepresentations, omissions or assurances given on behalf of CDT as to the nature and terms of investments in CDT to be made by certain affiliates of CDT (the “Disputes”);

C. CDT is contemplating an initial public offering of its shares of common stock in an underwritten public offering to be registered with the U.S. Securities and Exchange Commission; and

D. The Parties intend to resolve the Disputes on the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the receipt and sufficiency of which is hereby acknowledged, the Parties intending to be legally bound, hereby agree as follows:

ARTICLE I

Amendment of Transaction Agreement

1.1 Amendment of Transaction Agreement. Upon the terms and subject to the conditions set forth in this Agreement, the Parties hereby amend the Transaction Agreement as follows:

(a) Clause 1.1 of the Transaction Agreement shall be amended to include the following new definitions:

““IPO Price” has the meaning given in sub-clause 3.5 (Opsys UK Options);”

“Settlement and Amendment Agreement” means the Settlement and Amendment Agreement, among the parties hereto, dated as of August 3, 2004.

(b) Clause 3.3 of the Transaction Agreement shall be amended by inserting the words “,or in the case of (A) below 12 months,” after the words “90 days” in the fourth line of such Clause 3.3.

(c) Clause 3.5 of the Transaction Agreement shall be amended to read in its entirety as follows:

“Subject to sub-clause 3.6 the exercise price payable by CDT on exercise of the Opsys UK Option, or on the exercise of the Opsys Option referred to in sub-clause 9.1, shall be the number of CDT Shares derived in accordance with the application of the

Agreed Formula, but subject to adjustment in accordance with sub-clauses 16.7, 16.8, 16.15 and 16.16 (Warranties and Covenants) (the “Option Exercise Price”). For purposes of this Clause 3.5, the “Agreed Formula” means the following:

the number of CDT Shares to be received shall be equal to the number derived by applying the following formula:

the lesser of (A) or (B),

where:

(A) =	(MC1 x 0.0677) (MC3)
IPO Price

(B) =	(MC1 x 0.06)
IPO Price

and where:

MC1: means the sum of (i) value of all CDT common stock issued and outstanding immediately prior to the Qualifying IPO, (ii) the value of any preferred stock of CDT issued and outstanding immediately prior to the Qualifying IPO on an as converted basis on the terms on which such preferred stock is to be converted in connection with the Qualifying IPO and (iii) without duplication of amounts included in clause (i), the value of all shares to be issued pursuant to this clause 3.5 without regard to any adjustment pursuant to sub-clause 16.7, 16.8, 16.15 or 16.16 or by reason of the application of clause 3.6, in each case with such value being determined at the IPO Price;

MC2: means the sum of (i) value of all CDT common stock issued and outstanding immediately prior to the Qualifying IPO, (ii) the value of any preferred stock of CDT issued and outstanding immediately prior to the Qualifying IPO on an as converted basis on the terms on which such preferred stock is to be converted in connection with the Qualifying IPO, (iii) the value of any stock available for issuance pursuant to the CDT Special Bonus Plan, as adopted by the Board of Directors and in effect immediately prior to the Qualifying IPO; PROVIDED always that the amount of such stock available for issuance shall not differ substantially from the amount set out in the plan described as the CDT Exit Bonus Plan in the CDT Board papers for the Board teleconference on 26 July, 2004 and (iv) without duplication of amounts included in clause (i), the value of all shares to be issued pursuant to this clause 3.5 without regard to any adjustment pursuant to sub-clause 16.7, 16.8, 16.15 or 16.16 or by reason of the application of clause 3.6, in each case with such value being determined at the IPO Price;

MC3: means the fraction obtained pursuant to the following formula:

(MC2 -$41,608,893)
MC2

IPO Price: means the price to the public of shares of common stock of CDT in the Qualifying IPO; and

Qualifying IPO: means an initial underwritten public offering of common stock of CDT where MC1 exceeds $200,000,000 and in which all outstanding shares of convertible preferred stock of CDT are converted into common stock of CDT.”

(d) Clause 3.6 of the Transaction Agreement shall be amended to read in its entirety as follows:

“If the 179 Charge falls upon Opsys UK, the Option Exercise Price payable to Opsys on exercise of the Opsys UK Option shall be a number of shares equal to the product of (i) the number derived pursuant to clause 3.5, multiplied by (ii) 0.35, as such number may be further adjusted in accordance with sub-clause 16.7, 16.8, 16.15 or 16.16 (Warranties and Covenants)”.

(e) Clause 9.4 of the Transaction Agreement shall be amended by deleting from clause (C) of the first sentence of such Clause 9.4 the phrase “at a deemed value of $16.15 per CDT share” and substituting therefor the phrase “at a value equal to the IPO Price per CDT share”.

(f) Clause 9.11 of the Transaction Agreement shall be amended by deleting from clause (ii) of clause (A) of the first sentence of such Clause 9.11 the phrase “at a value of $16.15 per share” and substituting therefor the phrase “at a value equal to the IPO Price per share”.

(g) Clause 9.12 of the Transaction Agreement shall be amended and restated to read in its entirety as follows:

“CDT shall withhold from the Option Exercise Price, until the earlier of the date on which any contingent liability shall crystallize or the expiry of the applicable statute of limitations, such number of CDT Shares, valued at the IPO Price per CDT Share, as most nearly equals but does not exceed the sum of (i) of all actual or contingent liabilities identified by CDT, acting reasonably and in good faith, in any certificate delivered pursuant to Section 5.1(b) of the Settlement and Amendment Agreement in an aggregate amount not in excess of $1.25 million and (ii) any additional actual or contingent liabilities arising after the date of delivery of such certificate and on or prior to the delivery of such CDT Shares identified by CDT, acting reasonably and in good faith, in a certificate delivered to Opsys at the time of such withholding; provided that the aggregate amount of CDT Shares so withheld pursuant to this Clause 9.12, valued at the IPO Price per CDT Share, shall not exceed 10% of the Option Exercise Price (the “Maximum Escrow”). If the contingent liability ceases to exist or fails to crystallize before the expiry of the relevant statute of limitations and if any remaining liabilities and contingent liabilities so identified or arising, as valued by CDT in its reasonable estimation, are less than the Maximum Escrow, then CDT shall stop withholding that number of such CDT Shares from the Opsys Shareholders and shall issue them in accordance with sub-clause 9.15 mutatis mutandis such that the remaining CDT Shares so withheld are not in excess of such remaining liabilities and contingent liabilities so valued. If the contingent liability crystallizes before the expiry of the relevant statute of limitations, CDT shall reduce the number of withheld shares payable on expiry of the statute of limitations by such number of CDT Shares at a value equal to the IPO Price per share as most nearly equals but does not exceed the amount of such contingent liability ( or if Opsys has replaced such withheld shares with cash, shall reduce the cash, as the case may be). At any time, Opsys may at its discretion replace such withheld shares with cash at a replacement value equal to the IPO Price per CDT Share. If CDT shall have withheld CDT Shares under this sub-clause 9.12 for a period of two years, CDT and the Warrantors shall meet and discuss a possible reasonable earlier release date for such CDT Shares. If the parties fail to reach a reasonable agreement on the appropriate release date they agree to seek mediation of such dispute.”

(h) Clause 10 of the Transaction Agreement is hereby deleted in its entirety and the phrase “[intentionally omitted]” substituted in its place.

(i) Clause 16.8 of the Transaction Agreement is amended by deleting therefrom the phrase “at a value of $16.15 per share” and substituting therefor the phrase “at a value equal to the IPO Price per share”.

(j) Clause 16.15 of the Transaction Agreement is amended by deleting therefrom the phrase “at a deemed value of $16.15 per share” and substituting therefor the phrase “at a deemed value equal to the IPO Price per share”.

(k) Clause 16.16 of the Transaction Agreement is amended by deleting therefrom the phrase “at a value of $16.15 per share” and substituting therefor the phrase “at a value equal to the IPO Price per share”.

(l) Except as amended hereby the Transaction Agreement remains in full force and effect.

1.2 Releases and Lock-up Letter. Simultaneously with the execution and delivery hereof, Opsys, Alexis Zervoglos and Michael Holmes shall execute and deliver, and shall use their reasonable best efforts to cause each other (or such duly authorized person or persons on behalf of each other) Opsys Shareholder to execute and deliver as promptly as possible and, in any event, prior to the consummation of the Qualifying IPO, the following to the CDT Parties:

(a) releases, in the applicable form attached as Exhibit A hereto, duly executed by (or on behalf of) Opsys, Alexis Zervoglos, Michael Holmes and each other Opsys Shareholder (the “Releases”); and

(b) lock-up agreements, in the form of Exhibit B hereto, duly executed by (or on behalf of) Opsys, Alexis Zervoglos, Michael Holmes and each other Opsys Shareholder (the “Lock-up Agreements”).

ARTICLE II

Representations and Warranties of the Opsys Parties

2.1 Representations and Warranties of the Opsys Parties. Each of the Opsys Parties, as to himself or itself, hereby represents and warrants to each CDT Party that (a) as to each of the Opsys Parties that is not a natural person, that as to itself, it is duly organized and validly existing under the laws of the jurisdiction in which it has been organized, and has all power and authority, and has been duly authorized by all necessary action, to enter into this Agreement and the Related Documents and perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby; (b) as to Alexis Zervoglos and Michael Holmes, that he is free to enter into and perform his obligations under this Agreement and the Related Documents and to consummate the transactions contemplated hereby and thereby; and (c) as to such Opsys Party, (x) this Agreement and the Related Documents constitute the legal, valid and binding obligation of such Opsys Party, enforceable against such Opsys Party in accordance with their respective terms, (y) the execution, delivery and performance by such Opsys Party of this Agreement and each Related Document will not contravene or constitute a default under any agreement or undertaking by which it or he is bound, and (z) he or it has duly obtained or made all necessary approvals, consents, filings, registrations and declarations from or with any Person in connection with the consummation by him or it of the transactions contemplated hereby.

ARTICLE III

Representations, Warranties and Covenant of the CDT Parties

3.1 Representations and Warranties of the CDT Parties. Each of the CDT Parties hereby represents and warrants, as to itself, to each Opsys Party that (a) it is duly organized and validly existing under the law of the jurisdiction in which it is organized, and has all power and authority, and has been duly authorized by all necessary action, to enter into this Agreement and each Related Document, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby, (b) this Agreement and the Related Documents constitute the legal, valid and binding obligation of such CDT Party, enforceable against it in accordance with their respective terms, (c) the execution, delivery and performance by it of this Agreement and each Related Document will not contravene or constitute a default under any agreement or undertaking by which it is bound, and (d) it has duly obtained or made all necessary approvals, consents, filings, registrations and declarations from or with any Person in connection with the consummation by it of the transactions contemplated hereby.

3.2 Covenants of the CDT Parties. (a) CDT hereby covenants to each Opsys Party that it will not issue any additional shares whether by way of common or preferred stock or otherwise of any nature prior to the Qualifying IPO other than (a) any CDT common stock issued or to be issued to Samsung Electronics pursuant to any subscription or other obligation to invest made by Samsung and in existence immediately prior to the Qualifying IPO, including, without limitation, pursuant to any anti-dilution protection in favor of Samsung Electronics, (b) any stock options issued to employees of the CDT Parties or to individual inventors at the University of Cambridge and any issues as a result of general stock splits.

(b) CDT covenants that it will act in good faith and as expeditiously as possible in assessing the position of Opsys Limited with regard to the matters referred to in Clause 9.4 Sections A, B and C of the Transaction Agreement and in the subsequent issue of the certificate referred to in Section 5.1(b) of this Agreement.

ARTICLE IV

Representations and Warranties of All Parties

4.1 Representations and Warranties of All Parties. Each Party represents and warrants to the other Parties that he or it has taken all advice and conducted all enquiries he or it considers necessary in relation to this Agreement and the Disputes. Each Party accepts that the other Parties may have information relevant to these matters which he or it has not disclosed. Each Party further agrees that the other Parties are under no obligation to disclose any information about these matters and, in entering into this Agreement, he or it is not relying on any express or implied representation by any other Party.

ARTICLE V

Condition to Effectiveness

5.1 Effectiveness. This Agreement, other than Section 1.1(b), Section 1.2, this Section 5.1 and Section 6.1 hereof, which shall be effective upon execution and delivery hereof, shall become effective upon:

(a) the consummation by CDT of a Qualifying IPO; and

(b) at least two Business Days prior to the consummation by CDT of a Qualifying IPO, either the issue of a certificate signed by CDT that it is satisfied as to the matters set forth in Clause 9.4 A, B and C of the Transaction Agreement or the successful exercise of the Opsys Option pursuant to sub-clauses 9.4 to 9.21 of the Transaction Agreement;

provided that if this Agreement does not become effective then the Parties agree that this Agreement, the Related Documents and any negotiations relating to them shall be without prejudice to the Parties’ respective positions in relation to the Disputes.

ARTICLE VI

Termination

6.1 Termination.

(a) This Agreement may be terminated at any time prior to the consummation of a Qualifying IPO:

(i) By the written agreement of the Parties; or

(ii) By the Opsys Parties by written notice to the CDT Parties or by the CDT Parties by written notice to the Opsys Parties (x) at any time after this Agreement becomes incapable of becoming effective or (y) at any time after June 30, 2005 if a Qualifying IPO shall not have been consummated prior to such time; or

(iii) by the CDT Parties by written notice to the Opsys Parties that CDT has abandoned its currently contemplated initial public offering of its shares of common stock in an underwritten public offering to be registered with the U.S. Securities and Exchange Commission.

6.2 Effect of Termination. In the event this Agreement is terminated pursuant to Section 6.1, then this Agreement shall be void and of no effect, without any liability of any Party to any other Party in respect of the transactions contemplated hereby, except in respect of any breach hereof prior to such termination and the Parties agree that this Agreement, the Related Documents and any negotiations relating to them shall be without prejudice to the Parties’ respective positions in relation to the Disputes.

ARTICLE VII

Miscellaneous

7.1 Definitions. The following terms, as used herein, have the following meanings:

“Person” means an individual, corporation, partnership, trust or other entity, including a governmental or political subdivision or an agency or an instrumentality thereof.

“Lock-Up Agreements” has the meaning given in Clause 1.2(b) hereof.

“Qualifying IPO” has the meaning given in clause 1.1(c) hereof.

“Related Documents” means, the Releases and the Lock-Up Agreements.

“Releases” has the meaning given in Clause 1.2(a) hereof.

“$” means United States Dollars.

7.2 Miscellaneous. The provisions of clauses 30, 31, 32, 33, 34, 35, 36 and 37 of the Transaction Agreement shall apply to this Agreement as fully as if set forth herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Settlement and Amendment Agreement has been duly executed as a deed and delivered as of the day and year first written above.

Executed as a deed by CAMBRIDGE DISPLAY TECHNOLOGY, INC. acting by	)/s/ David Fyfe ) )	Authorized Signatory
	) /s/ Stephen Chandler	Authorized Signatory

Executed as a deed by CAMBRIDGE DISPLAY TECHNOLOGY LIMITED acting by	) /s/ Stephen Chandler ) )	Director
	) /s/ Jeremy Burroughes	Director/Secretary

Executed as a deed by OPSYS LIMITED acting by	) /s/ Michael Holmes ) )	Director
	) /s/ Alexis Zervoglos	Director/Secretary

Executed as a deed by CDT OXFORD LIMITED acting by	) /s/ Stephen Chandler ) )	Director
	) /s/ Scott Brown	Director/Secretary

Executed as a deed by ALEXIS ZERVOGLOS in the presence of	) ) /s/ Alexis Zervoglos )

Witness’ signature	/s/ Jarl C. Smidt-Olsen

Name (print)	/s/ Jarl C. Smidt-Olsen
Address	25 Benbow House 24 New Globe Walk London SE1 9DS

Occupation	Banker

Executed as a deed by MICHAEL HOLMES in the presence of	) )/s/ Michael Holmes )

Witness signature	/s/ Jarl C. Smidt-Olsen

Name (print)	Jarl C. Smidt-Olsen
Address	25 Benbow House 24 New Globe Walk London SE1 9DS

Occupation	Banker

Executed as a deed by OPSYS US CORPORATION acting by	) /s/ Alexis Zervoglos ) )	Authorized Signatory
	) /s/ Michael Holmes	Authorized Signatory

Executed as a deed by OPSYS 2 CORPORATION acting by	) /s/ Alexis Zervoglos ) )	Authorized Signatory
	) /s/ Michael Holmes	Authorized Signatory

Exhibit A-1

GENERAL RELEASE

OPSYS LIMITED, a private limited company incorporated in England with registered number 03426174 and registered office at Oxford Centre for Innovation, Mill Street, Oxford, Oxfordshire, OX2 0JX, England, on behalf of itself and its successors and assigns (hereinafter, “RELEASOR”), for good and valuable consideration given by each of Cambridge Display Technology, Inc. (“CDT”), and Cambridge Display Technology Limited (collectively, “Respondents”), receipt and sufficiency whereof is hereby acknowledged, releases and discharges Respondents and their heirs, executors, administrators, predecessors, present and former subsidiaries, parents, affiliates, successors and assigns, and the present and former officers, directors, employees, attorneys, agents, successors and assigns of any of them (“RELEASEES”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, against the RELEASEES, and each of them, whether known or unknown to the Releasor or the Releasees, which the RELEASOR ever had, now has or hereafter can, shall or may have, for, upon, or by reason of any act, matter, transaction, cause or thing whatsoever up to and including the effective date of this release (collectively, “Claims”) arising out of or concerning any entitlement to any anti-dilution adjustment arising under the Transaction Agreement, dated October 23 2002 (the “Transaction Agreement”), among RELEASOR, RESPONDENTS, Opsys UK Limited, Opsys US Corporation, Opsys 2 Corporation, Alexis Zervoglos and Michael Holmes

(collectively, the “Parties”) prior to its amendment by the Settlement Agreement (as hereinafter defined), or otherwise in respect of any investment in CDT made by any other person or any alleged misrepresentations, omissions or assurances given in respect thereof (in each case prior to the date hereof), but not from any Claims arising out of or concerning the enforcement of the terms of (i) the Settlement and Amendment Agreement, dated July     , 2004, among the Parties (the “Settlement Agreement”) or (ii) the Transaction Agreement, as amended by the Settlement Agreement.

This RELEASE may not be changed orally.

This RELEASE shall be governed by and construed in accordance with the laws of England.

This RELEASE shall become effective only upon the effectiveness of the Settlement Agreement.

IN WITNESS WHEREOF, the RELEASOR has caused this RELEASE to be executed as a deed this      day of                     , 2004.

Executed as a deed by OPSYS LIMITED acting by	) ) )	Director
	)	Director/Secretary

2

Exhibit A-2

GENERAL RELEASE

ALEXIS ZERVOGLOS, of 40 Sloane Court, West, London, SW3 4TB, England, on behalf of himself and his heirs, executors, administrators, successors and assigns (hereinafter, “RELEASOR”), for good and valuable consideration given by each of Cambridge Display Technology, Inc. (“CDT”) and Cambridge Display Technology Limited ( “Respondent”), receipt and sufficiency whereof is hereby acknowledged, releases and discharges each Respondent and its present and former subsidiaries, parents, affiliates, successors and assigns, and the present and former officers, directors, employees, attorneys, agents, successors and assigns of any of them (“RELEASEES”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, against the RELEASEES, and each of them whether known or unknown to the Releasor or the Releasees, which the RELEASOR ever had, now has or hereafter can, shall or may have, for, upon, or by reason of any act, matter, transaction, cause or thing whatsoever up to and including the effective date of this release (collectively, “Claims”) arising out of or concerning any entitlement to any anti-dilution adjustment arising under the Transaction Agreement, dated October 23 2002 (the “Transaction Agreement”), among RELEASOR, RESPONDENTS, Opsys Limited, Opsys UK Limited, Opsys US Corporation, Opsys 2 Corporation and Michael Holmes (collectively, the “Parties”) prior to its amendment by the Settlement Agreement (as hereinafter defined), or otherwise in respect of any investment in CDT made by any other person or any alleged misrepresentations, omissions or assurances given in respect thereof (in each case prior to the date hereof), but not from any Claims arising out of or concerning the enforcement of the terms of (i) the Settlement and Amendment Agreement, dated July     , 2004, among the Parties (the “Settlement Agreement”) or (ii) the Transaction Agreement, as amended by the Settlement Agreement.

This RELEASE may not be changed orally.

This RELEASE shall be governed by and construed in accordance with the laws of England.

This RELEASE shall become effective only upon the effectiveness of the Settlement Agreement.

IN WITNESS WHEREOF, the RELEASOR has caused this RELEASE to be executed as a deed this      day of                     , 2004.

ALEXIS ZERVOGLOS in the presence of	) ) )

Witness’ signature

Name (print)

Address

Occupation

2

Exhibit A-3

GENERAL RELEASE

MICHAEL HOLMES, 3 Capel Close, Oxford, OX2 7LA, England, on behalf of himself and his heirs, executors, administrators, successors and assigns (hereinafter, “RELEASOR”), for good and valuable consideration given by each of Cambridge Display Technology, Inc. (“CDT”) and Cambridge Display Technology Limited (“Respondent”), receipt and sufficiency whereof is hereby acknowledged, releases and discharges each Respondent and its present and former subsidiaries, parents, affiliates, successors and assigns, and the present and former officers, directors, employees, attorneys, agents, successors and assigns of any of them (“RELEASEES”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, against the RELEASEES, and each of them whether known or unknown to the Releasor or the Releasees, which the RELEASOR ever had, now has or hereafter can, shall or may have, for, upon, or by reason of any act, matter, transaction, cause or thing whatsoever up to and including the effective date of this release (collectively, “Claims”) arising out of or concerning any entitlement to any anti-dilution adjustment arising under the Transaction Agreement, dated October 23 2002 (the “Transaction Agreement”), among RELEASOR, RESPONDENTS, Opsys Limited, Opsys UK Limited, Opsys US Corporation, Opsys 2 Corporation and Alexis Zervoglos (collectively, the “Parties”) prior to its amendment by the Settlement Agreement (as hereinafter defined), or otherwise in respect of any investment in CDT made by any other person or any alleged misrepresentations, omissions or assurances given in respect thereof (in each case prior to the date hereof), but not from any Claims arising out of or concerning the enforcement of the terms of (i) the Settlement and Amendment Agreement, dated July     , 2004, among the Parties (the “Settlement Agreement”) or (ii) the Transaction Agreement, as amended by the Settlement Agreement.

This RELEASE may not be changed orally.

This RELEASE shall be governed by and construed in accordance with the internal laws of England.

This RELEASE shall become effective only upon the effectiveness of the Settlement Agreement.

IN WITNESS WHEREOF, the RELEASOR has caused this RELEASE to be executed as a deed this      day of                     , 2004.

MICHAEL HOLMES	)
in the presence of	)
)

Witness’ signature

Name (print)
Address

Occupation

2

Exhibit A-4

GENERAL RELEASE

                        ,                         , on behalf of himself and his heirs, executors, administrators, successors and assigns (hereinafter, “RELEASOR”), for good and valuable consideration given by each of Cambridge Display Technology, Inc. (“CDT”) and Cambridge Display Technology Limited ( “Respondent”), receipt and sufficiency whereof is hereby acknowledged, releases and discharges each Respondent and its present and former subsidiaries, parents, affiliates, successors and assigns, and the present and former officers, directors, employees, attorneys, agents, successors and assigns of any of them (“RELEASEES”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, against the RELEASEES, and each of them whether known or unknown to the Releasor or the Releasees, which the RELEASOR ever had, now has or hereafter can, shall or may have, for, upon, or by reason of any act, matter, transaction, cause or thing whatsoever up to and including the effective date of this release (collectively, “Claims”) arising out of or concerning any entitlement to any anti-dilution adjustment arising under the Transaction Agreement, dated October 23 2002 (the “Transaction Agreement”), among RELEASOR, RESPONDENTS, Opsys Limited, Opsys UK Limited, Opsys US Corporation, Opsys 2 Corporation, Michael Holmes and Alexis Zervoglos (collectively, the “Parties”) prior to its amendment by the Settlement Agreement (as hereinafter defined), or otherwise in respect of any investment in CDT made by any other person or any alleged misrepresentations, omissions or assurances given in respect thereof (in each case prior to the date hereof), but not from any Claims arising out of or concerning the enforcement of the terms of (i) the Settlement and Amendment Agreement, dated July     , 2004, among the Parties (the “Settlement Agreement”) or (ii) the Transaction Agreement, as amended by the Settlement Agreement.

This RELEASE may not be changed orally.

This RELEASE shall be governed by and construed in accordance with the internal laws of England.

This RELEASE shall become effective only upon the effectiveness of the Settlement Agreement.

IN WITNESS WHEREOF, the RELEASOR has caused this RELEASE to be executed as a deed this      day of             , 2004.

[Name of RELEASOR]	)
in the presence of	)
)

Witness’ signature

Name (print)
Address

Occupation

2

Exhibit B

[Form of Lock-Up Agreement]

[Date]

SG Cowen & Co., LLC

[Name of Co-Representatives]

    As representatives of the

    several Underwriters

c/o SG Cowen & Co., LLC

1221 Avenue of the Americas

New York, New York 10020

Re: Cambridge Display Technology, Inc.              Shares of Common Stock

Dear Sirs:

In order to induce SG Cowen & Co., LLC (“SG Cowen”), CIBC World Markets Corp. and Adams, Harkness & Hill, Inc. (together with SG Cowen, the “Representatives”), to enter in to a certain underwriting agreement with Cambridge Display Technology, Inc., a Delaware corporation (the “Company”), with respect to the public offering of shares of the Company’s Common Stock, par value $.01 per share (“Common Stock”), the undersigned hereby agrees that, commencing with the effective date of the registration statement and for a period of 270 days following the date of the final prospectus filed by the Company with the Securities and Exchange Commission in connection with such public offering (the “Initial Lock-Up Period”), the undersigned will not, without the prior written consent of SG Cowen, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares, the “Beneficially Owned Shares”)) or securities convertible into or exercisable or exchangeable in Common Stock, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable in Common Stock or (iii) engage in any short selling of the Common Stock.

If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the Initial Lock-Up Period, or (ii) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Initial Lock-Up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock or Beneficially Owned Shares are transferred from the undersigned shall be bound by the terms of this Agreement. During the period commencing with the filing of the registration statement and ending upon the earlier of the commencement of the Initial Lock-Up Period or the termination of this Agreement as described below, the undersigned shall cause any such person to whom shares of Common Stock or Beneficially Owned Shares are to be transferred to execute a copy of this Agreement concurrently with the transfer of such shares of Common Stock or Beneficially Owned Shares.

In addition, the undersigned hereby waives, from the date hereof until the expiration of the 270 day period following the date of the Company’s final Prospectus, any and all rights, if any, to request or demand registration pursuant to the Securities Act of any shares of Common Stock that are registered in the name of the undersigned or that are Beneficially Owned Shares. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock or Beneficially Owned Shares. This Agreement will become effective on the date the registration statement is filed and may be terminated by the Company (i) at any time with the prior written consent of the Representatives or (ii) without the consent of, but with 10 days prior written notice to, the Representatives if the Company has decided not to proceed with the offering of the Common Stock, no Underwriting Agreement with respect to such offering is then in effect and no registration statement with respect to such offering has been filed or any such registration statement that has been filed has been withdrawn. This Agreement shall terminate, if not earlier terminated, automatically on June 30, 2005, unless the sale of the Common Stock to the Underwriters shall have occurred prior to such date.

[Signatory]

By:
Name:
Title:
:

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